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                              COURIER CORPORATION
                            COURIER CITIZEN COMPANY
                            COURIER COMPANIES, INC.
                      COURIER DELAWARE HOLDING CORPORATION
                   COURIER FOREIGN SALES CORPORATION LIMITED
                         COURIER INVESTMENT CORPORATION
                           COURIER KENDALLVILLE, INC.
                            COURIER PROPERTIES, INC.
                            COURIER STOUGHTON, INC.
                             COURIER WESTFORD, INC.
                          NATIONAL PUBLISHING COMPANY
                               COURIER EPIC, INC.
                (formerly known as THE COURIER CONNECTION, INC.)
                               165 Jackson Street
                          Lowell, Massachusetts 01852



                                                   Dated as of: January 26, 1995




The First National Bank of Boston
100 Federal Street
Boston, Massachusetts 02110

             Re:   Modification No. 5 to Revolving Credit Agreement
                   ------------------------------------------------

Ladies and Gentlemen:

      We refer to the Revolving Credit Agreement, dated as of September 26, 1991 (as amended, the "Agreement"), by and between each and all of the twelve entities listed at the top of this letter of agreement (collectively, the "Borrowers"), on the one hand, and The First National Bank of Boston (the "Lender"), on the other. Terms and expressions used in this letter of agreement (hereinafter, the "Modification No. 5") which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

      We have requested you to make certain amendments to the Agreement. You have advised us that you are willing to make the amendments so requested by us on the condition that we join with you in this Modification No. 5.

      Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Modification No. 5, and fully intending to be legally bound by this Modification No. 5, we hereby agree with you as follows:

                                   ARTICLE I
                                   ---------

                           MODIFICATION OF AGREEMENT
                           -------------------------

      Effective as of January 26, 1995 (the "Modification Date"), the Agreement is amended as follows:





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      (a)   The term "Loan Documents" shall, whenever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include Modification No. 5 to Revolving Credit Agreement, dated as of January 26, 1995, by and among the Borrowers and the Lender.

      (b) Clause (iv) of Section 1.1.45 is amended to read in its entirety as follows:

                   "(iv) minus Capital Expenditures actually paid for by the
                  Borrowers out of earnings from operations (and not financed) during such period."

      (c)   Section 1.1.57 is amended to read in its entirety as follows:

                  1.1.57  "Revolving Loan Maturity Date" means January 30, 1998.

      (d) The fourth sentence of Section 2.5.4 (i) is amended to read in its entirety as follows:

                  2.5.4 (i) Except as otherwise provided herein, each Euroloan Rate Amount shall bear interest during each Interest Period relating thereto at an annual rate (the "Euroloan Rate") equal to the Eurocurrency Rate plus one and one-quarter percent (1-1/4%).

      (d) The third paragraph of EXHIBIT A to the Agreement is amended: (i) by deleting the reference to "January 30, 1996" from the first line thereof; and (ii) by inserting in place thereof the following: "January 30, 1998."

                                   ARTICLE II
                                   ----------

                               AMENDMENT TO NOTE
                               -----------------

      Effective January 26, 1995, the third paragraph of the Note is amended:
(i) by deleting the reference to "January 30, 1996" from the first line thereof; and (ii) by inserting in place thereof the following: "January 30, 1998."

                                  ARTICLE III
                                  -----------

                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                   -----------------------------------------

      The Borrowers hereby jointly and severally represent, warrant and covenant to you as follows:

      (a) REPRESENTATIONS IN AGREEMENT. Each of the representations and warranties made by or on behalf of the Borrowers to you in the Agreement was true and correct when made and is true and correct in all material respects on and as of the Modification Date with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on such date, except to the extent that such representations and warranties relate solely to a prior date.

      (b) NO EVENTS OF DEFAULT. No Event of Default exists on the Modification Date (after giving effect to all of the arrangements and transactions contemplated by this Modification No. 5). No condition exists on the Modification Date which would, with notice or the lapse of time, or both, constitute an Event of Default.

      (c) BINDING EFFECT OF DOCUMENTS. This Modification No. 5 has been duly executed and delivered to you by the Borrowers, and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein constitute legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.




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                                   ARTICLE IV
                                   ----------

                                 MISCELLANEOUS
                                 -------------

      This Modification No. 5 may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Modification No. 5, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement, the Note and each of the Loan Documents shall remain unmodified, and the Agreement, the Note and each of the Loan Documents as amended and supplemented by this Modification No. 5 are confirmed as being in full force and effect.

      If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter of agreement and return such counterpart to the undersigned, whereupon this letter agreement, as so accepted by you, shall become a binding agreement between you and the undersigned.

                                    Very truly yours,

                                    The Borrowers:
                                    --------------

                                    COURIER CORPORATION

                                       /s/ Robert Story, Jr.
                                    By:__________________________
                                       Title: Senior V.P. and CFO


                                    COURIER CITIZEN COMPANY

                                       /s/ Robert Story, Jr.
                                    By:__________________________
                                       Title: Senior V.P. and CFO


                                    COURIER COMPANIES, INC.

                                       /s/ Robert Story, Jr.
                                    By:__________________________
                                       Title: Treasurer

                                    COURIER DELAWARE HOLDING
                                    CORPORATION

                                       /s/ George Q. Nichols
                                    By:__________________________
                                       Title: President




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                                    COURIER FOREIGN SALES CORPORATION
                                    LIMITED

                                       /s/ Robert Story, Jr.
                                    By:__________________________
                                       Title: President


                                    COURIER INVESTMENT CORPORATION

                                       /s/ Robert Story, Jr.
                                    By:__________________________
                                       Title: Treasurer


                                    COURIER KENDALLVILLE, INC.

                                       /s/ Robert Story, Jr.
                                    By:__________________________
                                       Title: Treasurer


                                    COURIER PROPERTIES, INC.

                                       /s/ Robert Story, Jr.
                                    By:__________________________
                                       Title: Treasurer


                                    COURIER STOUGHTON, INC.

                                       /s/ Robert Story, Jr.
                                    By:__________________________
                                       Title: Treasurer

                                    COURIER WESTFORD, INC.

                                       /s/ Robert Story, Jr.
                                    By:__________________________
                                       Title: Treasurer


                                    NATIONAL PUBLISHING COMPANY

                                       /s/ George Q. Nichols
                                    By:__________________________
                                       Title: President

                                    COURIER EPIC, INC. (formerly known as THE
                                    COURIER CONNECTION, INC.)

                                       /s/ Robert Story, Jr.
                                    By:__________________________
                                       Title: Treasurer


      The foregoing letter of agreement is accepted by the undersigned as of January 26, 1995.

                                  The Lender:
                                  -----------

                                    THE FIRST NATIONAL BANK OF BOSTON

                                       /s/ Gregory G. O'Brien
                                    By:__________________________
                                       Title: Director